GOLDMAN SACHS TRUST

Goldman Sachs Fund of Funds Portfolios

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Income Strategies Portfolio

Supplement dated February 12, 2014 to the

Prospectus and Summary Prospectus, each dated April 30, 2013, as supplemented

The Board of Trustees of the Goldman Sachs Trust (“Board”) has approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Goldman Sachs Income Strategies Portfolio (the “Acquired Portfolio”) with and into the Goldman Sachs Satellite Strategies Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolio, the “Portfolios”). The reorganization was recommended by the Portfolios’ investment adviser, Goldman Sachs Asset Management, L.P. (“GSAM”). The reorganization was recommended in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products.

Under the terms of the Plan, the Acquired Portfolio will transfer all of its assets to the Acquiring Portfolio and the Acquiring Portfolio will assume all of the liabilities of the Acquired Portfolio. Subsequently, the Acquired Portfolio will be liquidated and shareholders of the Acquired Portfolio will become shareholders of the Acquiring Portfolio. Shareholders of the Acquired Portfolio will receive shares of the Acquiring Portfolio that are equal in aggregate net asset value to the shares of the Acquired Portfolio held immediately prior to the closing date. Shareholders of each class of shares of the Acquired Portfolio will receive the corresponding class of the Acquiring Portfolio, as follows:

Acquired Portfolio		Acquiring Portfolio
Class A	g	Class A
Class C	g	Class C
Institutional	g	Institutional
Class IR	g	Class IR
Class R	g	Class R

The reorganization is expected to close during the second quarter of 2014 or on such other date as the parties to the reorganization shall agree. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of GSAM, the Board concluded that: (i) the reorganization is in the best interests of each Portfolio; and (ii) the interests of the shareholders of each Portfolio will not be diluted as a result of the reorganization.

Completion of the reorganization is subject to a number of conditions, but shareholders of the Acquired Portfolio are not required to approve the Plan. Existing Acquired Portfolio shareholders will receive an information statement describing in detail both the proposed reorganization and the Acquiring Portfolio, and summarizing the Board’s considerations in approving the reorganization and Plan. As of the close of business on February 12, 2014, the Acquired Portfolio may depart from its stated investment objectives and policies as it prepares to reorganize with and into the Acquiring Portfolio.

After the close of business on February 14, 2014, the Acquired Portfolio will discontinue accepting orders for the purchase of Acquired Portfolio shares or exchanges into the Acquired Portfolio from other Goldman Sachs Funds; provided, however, that existing shareholders of the Acquired Portfolio may continue to reinvest dividends and distributions, if any. Additionally, certain employee benefit plans and certain financial institutions providing services to employee benefit plans that hold shares of the Acquired Portfolio as of the close of business on February 14, 2014 may continue to purchase shares of the Acquired Portfolio, including 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, 457 plans, and SIMPLE plans.

Until the effective time of the reorganization, Acquired Portfolio shareholders may continue to redeem (sell) their shares of that Portfolio and exchange those shares at net asset value without imposition of a contingent deferred sales charge for shares of the same class or an equivalent class of other Goldman Sachs Funds. Redemptions of Class A and Class C Shares by Acquired Portfolio shareholders between February 12, 2014 and the effective date of the reorganization will not be subject to any applicable contingent deferred sales charge. Redemption and exchange orders should be submitted in the manner described in the Portfolio’s Prospectus under “Shareholder Guide.”

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

FFACQPSTK 2-14